UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CONSOLIDATED WATER CO. LTD.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! CONSOLIDATED WATER CO. LTD. 2021 Annual General Meeting Vote by May 23, 2021 11:59 PM ET WINDWARD THREE, 4TH FLOOR, WEST BAY ROAD GRAND CAYMAN KY1-1102 CAYMAN ISLANDS D47823-P51248-Z79359 You invested in CONSOLIDATED WATER CO. LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually or In Person at the Meeting* May 24, 2021 4:00 p.m. EDT www.virtualshareholdermeeting.com/cwco2021 In Person: Aquilex, Inc. 5810 Coral Ridge Drive, Suite 220 Coral Springs, FL 33076 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items The election of three Group III directors to the Board of Directors. Nominees: Wilmer F. Pergande Leonard J. Sokolow Raymond Whittaker An advisory vote on executive compensation. The ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, at the remuneration to be determined by the Audit Committee of the Board of Directors. NOTE: Such other business as may properly come before the meeting. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47824-P51248-Z79359